Exhibit 10.7

GENIUS BRANDS INTERNATIONAL, INC.

March __, 2020

Genius Brands International, Inc.

190 N. Canon, 4th Floor

Beverly Hills, CA 90210

Telephone: (310) 273-4222

Facsimile: (310) 273-4202

Attention: Robert L. Denton

E-mail: bdenton@gnusbrands.com

Re: Genius Brands International, Inc. - Lock-Up Agreement

Dear Sirs:

This Lock-Up Agreement is being delivered to you in connection with the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of March 11, 2020 by and among Genius Brands International, Inc. (the "Company") and the investors party thereto (the "Buyers"), with respect to the issuance of (i) a new series of senior secured convertible notes of the Company, which are convertible into shares of Common Stock and (ii) warrants which will be exercisable to purchase shares of Common Stock. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

In order to induce the Buyers to enter into the Securities Purchase Agreement, the undersigned agrees that, commencing on the date hereof until ninety (90) days following the one year anniversary of the Closing Date (as defined in the Securities Purchase Agreement) (the "Lock-Up Period"), the undersigned will not, and will cause all affiliates (as defined in Rule 144 promulgated under the 1933 Act) of the undersigned, or any person with whom the undersigned or any affiliate of the undersigned is acting as a group, not to, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of Common Stock or Common Stock Equivalents, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities and Exchange Act of 1934, as amended and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to any shares of Common Stock or Common Stock Equivalents owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission (collectively, the "Undersigned's Shares"), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Undersigned's Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock or other securities, in cash or otherwise, (iii) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or Common Stock Equivalents or (iv) publicly disclose the intention to do any of the foregoing.

The foregoing restriction is expressly agreed to preclude the undersigned, and any affiliate of the undersigned and any person with whom the undersigned or any affiliate of the undersigned is acting as a group, from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if the Undersigned's Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned's Shares.

1

Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Shares (a) (i) as a bona fide gift or gifts, including to charitable organizations or charitable trusts, provided that the donee or donees thereof (other than a charitable organization or charitable trust transferee) agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, including pursuant to any will or intestate succession upon the death of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement or other court order or (iv) if any affiliate of the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate of the undersigned or (2) as distributions to the partners, limited liability company members or stockholders of such corporation, partnership, limited liability company, trust or other business entity, or holders of similar equity interest in such entity, provided, in each case, that the transferee or transferees thereof agree to be bound in writing by the restrictions set forth herein; or (b) to any third-party pledgee in a bona fide transaction as collateral to secure obligations pursuant to lending or other arrangements between such third parties (or their affiliates or designees) and the undersigned and/or its affiliates or any similar arrangement relating to a financing arrangement for the benefit of the undersigned and/or its affiliates, provided that, upon foreclosure on the pledged Undersigned’s shares, any such pledgee or other party agrees to be bound in writing by the restrictions set forth herein. In addition, the foregoing shall not apply to (x) the acquisition or exercise of any stock option issued pursuant to the Company’s existing equity incentive plans, provided that any securities issued upon such acquisition or exercise, as applicable, shall then become subject to the restrictions set forth herein, or (y) the entry into any plan, contract or instruction complying with Rule 10b5-1 of the 1934 Act, provided that sales under any such new trading plan do not occur during the Lock-Up Period and to the extent a public announcement or filing under the 1934 Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing will include a statement to the effect that no transfer of the Undersigned’s Shares may be made under such plan during the Lock-Up Period. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent (the "Transfer Agent") and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

Notwithstanding the foregoing, the undersigned shall be permitted to make transfers, sales, tenders or other dispositions of the Undersigned’s Shares to a bona fide third party pursuant to a tender or exchange offer for securities of the Company or other transaction, including, without limitation, a merger, consolidation or other business combination, involving a change in control that, in each case, has been approved by the Board of Directors of the Company (including, without limitation, entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of the Undersigned’s Shares in connection with any such transaction, or vote any of the Undersigned’s Shares in favor of any such transaction), provided that all of the Undersigned’s Shares subject to this Lock-Up Agreement that are not so transferred, sold, tendered or otherwise disposed of remain subject to this Lock-Up Agreement; and provided, further, that it shall be a condition of transfer, sale, tender or other disposition that if such tender offer or other transaction is not completed, any of the Undersigned’s Shares subject to this Lock-Up Agreement shall remain subject to the restrictions herein.

In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Lock-Up Agreement.

The undersigned acknowledges that the execution, delivery and performance of this Lock-Up Agreement is a material inducement to each Buyer to complete the transactions contemplated by the Securities Purchase Agreement and that the Company shall be entitled to specific performance of the undersigned's obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Lock-Up Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Securities Purchase Agreement.

The undersigned understands and agrees that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

This Lock-Up Agreement may be executed in two counterparts, each of which shall be deemed an original but both of which shall be considered one and the same instrument.

This Lock-Up Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflicting provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied. In furtherance of the foregoing, the internal laws of the State of New York will control the interpretation and construction of this Lock-Up Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

[Remainder of page intentionally left blank]

2

Very truly yours,

______________________________

Exact Name of Shareholder

______________________________

Authorized Signature

______________________________

Title

Agreed to and Acknowledged:

GENIUS BRANDS INTERNATIONAL, INC.

By: _______________________

Name:

Title:

3